Dreyfus

Premier International

Value Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       International Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier International Value Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sandor Cseh.

The MSCI Europe, Australasia, Far East Index, a popular measure of international stock market performance, fell almost 3% over the 12-month reporting period in an investment environment marked by dramatic price fluctuations. International stocks were adversely influenced by slowing economic growth in the U.S. and Europe. Additionally, the moderating effects of the Federal Reserve Board's interest-rate hikes during 2000 to prevent domestic inflationary pressures from reemerging also affected global economies along with higher energy prices and a weak euro.

Since some global equities in general provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, including international markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service
representative,    call    us    at    1-800-782-6620.

Thank you for investing in Dreyfus Premier International Value Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Sandor Cseh, Senior Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced a total return of -0.69% for Class A shares, -1.42% for Class B and Class C shares, and -0.39% for Class R shares. From their inception on March 1, 2000 through October 31, 2000, the fund' s Class T shares produced a total return of -1.15%.(1) This compares with a -2.90% return for the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, for the
same    period.(2)

We attribute the fund' s relative performance to the value investing style's return to favor among investors during the second half of the reporting period, as well as to our successful market, industry group and stock selection strategies. However, as the value style of investing was out of favor during the first half of the period, the fund's overall performance was only slightly higher than that of its benchmark.

What is the fund's investment approach?

The fund invests in an internationally diversified portfolio of value stocks -- stocks selling at what we think are attractive prices relative to their perceived intrinsic worth based on historical measures. These measures typically include price-to-earnings, price-to-book value and price-to-cash-flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perception -- a stock falls out of general market favor, creating what we perceive to be a buying opportunity. The fund purchases the security at the depressed price, seeking to profit when perceptions change and the stock price rises to its perceived value.

When putting the value approach to work, the fund employs a two-step process. First, we decide how much to invest in each of the countries represented on the
MSCI    EAFE    Index.    We    make    a    baseline    deter    The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

mination by the size of a country' s gross domestic product and the capitalization of its stock market compared to the world as a whole. We can invest more or less than this proportion, based on the outlook for a country's economy and the specific number of value opportunities that we see in a particular country's market.

Second, we select individual securities using a process that blends quantitative and qualitative analysis. After an initial computer screen eliminates approximately 90% of purchase candidates, analysts perform extensive fundamental research and conduct on-site visits to determine which securities we will buy for the portfolio.

What other factors influenced the fund's performance?

In an increasingly interconnected global market, stocks exhibited a strong tendency toward convergence; that is, similar stocks moved in a similar fashion, regardless of the overall direction of their home markets. For the first five months of the fund's fiscal year, growth stocks significantly outperformed value stocks in both U.S. and international markets. When U.S. technology stocks fell sharply in March and April amid concerns regarding higher interest rates and high valuations, international growth stocks declined as well. Following this sharp market correction, value stocks, in which the fund invests, returned to favor among investors in the U.S. and international markets as well.

In addition, overall economic and market conditions in the international markets were somewhat disappointing. After an initial advance, European markets stalled, due largely to higher energy prices. The long-expected economic recovery in Japan has not yet arrived. But perhaps the most significant factor affecting fund performance was the strength of the U.S. dollar -- over the reporting period the euro lost approximately 20% of its value relative to the U.S. dollar; the British pound lost nearly 12% while the Japanese yen declined by roughly 4%. The fund, as a matter of investment policy, does not hedge its exposure to currency movements. As a result, stock price gains measured in local currency terms were, to a large extent, offset by the U.S. dollar's rapid rise


What is the fund's current strategy?

Although we recently made some adjustments to our country allocations, we remain relatively close to our "neutral" benchmark. During the reporting period, we reduced our exposure to Japan and continental Europe. After initially reducing our holdings in the United Kingdom, we recently increased our exposure to U.K. stocks and added investments in the Republic of Ireland. Our exposure to the emerging markets of Latin America, Eastern Europe and Southeast Asia remains small.

Portfolio changes by industry group were more significant. After the sharp rise in technology stocks in 1999 and early 2000, we gradually cut our exposure to this sector. Many of the stocks in the technology and telecommunications sectors reached levels that were difficult to justify even with their bullish fundamentals. As a result, we used the proceeds from the sales of those issues to purchase stocks that, in our view, offered better value opportunities. Accordingly, we have increased the fund's exposure to the financial services, pharmaceutical and energy sectors.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS NET REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Value Fund Class A shares, Class B shares, Class C shares and Class R shares and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER INTERNATIONAL VALUE FUND ON 3/31/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE(reg.tm)) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE(reg.tm)) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. ALSO, UNLIKE THE FUND, WHICH INVESTS PRINCIPALLY IN "VALUE" STOCKS, THE INDEX IS NOT STYLE SPECIFIC. THESE FACTORS CAN CONTRIBUTE TO THE FUND UNDERPERFORMING THE INDEX. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/00

                                                                             Inception                                     From

                                                                               Date                 1 Year               Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                                     3/31/98               (6.38%)                2.19%
WITHOUT SALES CHARGE                                                          3/31/98               (0.69%)                4.54%

CLASS B SHARES
WITH REDEMPTION((+))                                                          3/31/98               (5.11%)                2.63%
WITHOUT REDEMPTION                                                            3/31/98               (1.42%)                3.73%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                       3/31/98               (2.34%)                3.75%
WITHOUT REDEMPTION                                                            3/31/98               (1.42%)                3.75%

CLASS R SHARES                                                                3/31/98               (0.39%)                4.82%
------------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 10/31/00

                                                                             Inception                                     From

                                                                               Date                 1 Year               Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                                      3/1/00                  --                  (5.63%)
WITHOUT SALES CHARGE                                                          3/1/00                  --                  (1.15%)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--95.2%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.7%

Australia & New Zealand Banking                                                                  11,385                   84,817

Goodman Fielder                                                                                  36,182                   23,645

National Australia Bank                                                                             450                    6,305

                                                                                                                         114,767

AUSTRIA--.6%

Bank Austria                                                                                        750                   40,598

BELGIUM--1.3%

Dexia                                                                                               573                   86,165

Dexia (Strips)                                                                                      473                        4

                                                                                                                          86,169

BRAZIL--.7%

Petroleo Brasileiro, ADR                                                                          1,000                   26,688

Telecomunicacoes Brasileiras, ADS                                                                   304                   22,268

                                                                                                                          48,956

CAYMAN ISLANDS--.1%

ASAT Holdings, ADR                                                                                1,000                    6,625

DENMARK--.4%

Jyske Bank                                                                                        1,250                   23,813

FINLAND--.4%

Kesko, Cl. B                                                                                      3,200                   26,764

FRANCE--9.9%

Air France                                                                                        1,830                   32,631

Air Liquide                                                                                         856                  101,247

Alstom                                                                                            1,650                   36,286

Assurances Generales de France                                                                    1,275                   69,828

BNP Paribas                                                                                         950                   81,955

Bongrain                                                                                            880                   23,911

Compagnie de Saint-Gobain                                                                           350                   46,331

Compagnie Generale des Etablissements Michelin, Cl. B                                             2,256                   65,321

Societe Generale, Cl. A                                                                             910                   51,693

Suez Lyonnaise des Eaux                                                                             150                   22,900

Total Fina Elf, ADR                                                                               1,374                   98,413

Usinor                                                                                            3,400                   37,097

                                                                                                                         667,613


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
GERMANY--7.8%

Bayer                                                                                             2,200                   95,456

Deutsche Bank                                                                                     1,161                   95,623

Deutsche Lufthansa                                                                                2,800                   55,395

E.ON                                                                                              2,144                  109,046

MG Technologies                                                                                   2,000                   21,397

Merck KGaA                                                                                        2,400                   91,601

Volkswagen                                                                                        1,180                   59,014

                                                                                                                         527,532

GREECE--1.0%

Hellenic Telecommunication Organization, ADS                                                      7,600                   66,500

HONG KONG--1.5%

Hongkong Electric                                                                                30,887                  101,985

INDIA--.2%

Videsh Sanchar Nigam, ADS                                                                         1,900  (a)              14,013

IRELAND--1.1%

Bank of Ireland                                                                                   9,149                   70,537

ITALY--5.4%

Banca Popolare di Bergamo Credito Varesino                                                        2,600                   44,595

ENI                                                                                              21,000                  113,049

Finmeccanica                                                                                     57,200  (b)              66,150

San Paolo-IMI                                                                                     3,100                   50,144

Telecom Italia                                                                                   16,690                   91,094

                                                                                                                         365,032

JAPAN--22.0%

Aiful                                                                                               450                   35,477

Canon                                                                                             3,000                  119,081

Credit Saison                                                                                     5,700                  120,704

Dai-Tokyo Fire & Marine Insurance                                                                11,000                   32,168

Fuji Machine Manufacturing                                                                        1,000                   27,318

Honda Motor                                                                                       1,000                   34,560

KATOKICHI                                                                                         1,000                   28,877

Mabuchi Motor                                                                                       800                   85,511

Marubeni                                                                                         27,000  (b)              63,116

Matsumotokiyoshi                                                                                  1,300                  102,965

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Minebea                                                                                           8,000                   79,938

Mitsubishi Heavy Industries                                                                       6,000                   23,321

NAMCO                                                                                             1,400                   36,192

NIPPON TELEGRAPH AND TELEPHONE                                                                        2                   18,206

Nippon Express                                                                                   18,000                  108,081

Nishimatsu Construction                                                                           8,000                   25,301

Rinnai                                                                                            3,600                   73,759

Rohm                                                                                                300                   75,657

SANKYO COMPANY                                                                                    3,000                   66,141

SHOHKOH FUND & CO.                                                                                  250                   20,534

Sekisui Chemical                                                                                  6,000                   17,326

77 Bank                                                                                           8,000                   59,257

Shin-Etsu Chemical                                                                                1,000                   41,069

TDK                                                                                               1,000                  100,839

Yamanouchi Pharmaceutical                                                                         2,000                   90,572

                                                                                                                       1,485,970

MEXICO--.4%

Telefonos de Mexico, ADR                                                                            500                   26,969

NETHERLANDS--7.1%

ABN AMRO                                                                                          4,337                  100,534

Akzo Nobel                                                                                        1,250                   56,943

Buhrmann                                                                                          1,026                   28,052

Fortis                                                                                            3,000                   91,703

Hunter Douglas                                                                                    1,959                   56,222

Stork                                                                                             3,271                   36,662

Vedior                                                                                            2,422                   36,092

Wolters Kluwer                                                                                    3,116                   70,166

                                                                                                                         476,374

NEW ZEALAND--.6%

Telecom Corporation of New Zealand                                                               18,347                   40,981

NORWAY--.2%

Norsk Hydro                                                                                         400                   15,888

PHILIPPINES--.2%

Manila Electric                                                                                  12,720                   10,445

PORTUGAL--.9%

Portugal Telecom                                                                                  7,000                   62,409


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
SINGAPORE--2.6%

NatSteel Electronics                                                                             12,000                   31,176

Oversea -Chinese Banking                                                                         13,000                   82,954

United Overseas Bank                                                                              8,560                   63,400

                                                                                                                         177,530

SOUTH KOREA--.9%

Korea Electric Power, ADR                                                                         2,400                   29,250

Pohang Iron & Steel, ADR                                                                          2,100                   33,206

                                                                                                                          62,456

SPAIN--3.6%

Banco Bilbao Vizcaya Argentaria                                                                   1,200                   15,997

Banco Popular Espanol                                                                             1,900                   56,868

Endesa                                                                                            6,590                  107,435

Repsol-YPF, ADS                                                                                   4,100                   65,344

                                                                                                                         245,644

SWEDEN--1.6%

Autoliv                                                                                           2,950                   64,631

Investor                                                                                          3,200                   42,257

                                                                                                                         106,888

SWITZERLAND--6.6%

Barry Callebaut                                                                                     371                   51,390

Clariant                                                                                            180                   54,873

Forbo Holding                                                                                        75                   29,164

Novartis                                                                                             60                   91,021

Sulzer                                                                                               75  (b)              48,440

Swisscom                                                                                            110                   27,934

UBS                                                                                                 660                   91,422

Zurich Financial Services                                                                           100                   48,398

                                                                                                                         442,642

UNITED KINGDOM--16.4%

BAE SYSTEMS                                                                                      16,050                   91,036

BOC                                                                                               3,784                   52,630

Barclays                                                                                          2,908                   83,083

Bunzl                                                                                            18,777                  107,320

Enterprise Oil                                                                                    6,400                   50,534

Morgan Crucible                                                                                  17,607                   69,129

PowerGen                                                                                          8,688                   67,216

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Rexam                                                                                            18,100                   61,100

Rio Tinto                                                                                         3,855                   62,274

Royal & Sun Alliance Insurance                                                                   16,522                  117,411

Royal Bank of Scotland                                                                            2,858                   64,056

Safeway                                                                                          13,510                   56,077

Scottish & Southern Electric                                                                      5,700                   47,319

Unilever                                                                                         16,500                  111,458

Wolseley                                                                                         11,918                   65,787

                                                                                                                       1,106,430
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $6,640,043)                      95.2%       6,421,530

CASH AND RECEIVABLES (NET)                                4.8%         323,401

NET ASSETS                                              100.0%       6,744,931

(A)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2000, THIS SECURITY
AMOUNTED TO$14,013 OR APPROXIMATELY .2% OF NET ASSETS.

(B)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,640,043    6,421,530

Cash                                                                    158,766

Cash denominated in foreign currencies                    138,046       128,543

Receivable for investment securities sold                                36,236

Dividends receivable                                                     20,994

Net unrealized appreciation on forward
  currency exchange contracts--Note 4(a)                                    120

Prepaid expenses                                                         25,566

Due from The Dreyfus Corporation and affiliates                           2,029

                                                                      6,793,784
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                               6,433

Payable for shares of Beneficial Interest redeemed                        7,077

Accrued expenses                                                         35,343

                                                                         48,853
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,744,931
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       6,451,305

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                         522,429

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (228,803)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,744,931

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        4,121,084               798,970             677,124            1,146,764               988.70

Shares Outstanding                      317,918                62,506              52,928               88,212               76.570
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          12.96                12.78                12.79                13.00                12.91

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $24,288 foreign taxes withheld at source)       157,526

Interest                                                                   832

TOTAL INCOME                                                           158,358

EXPENSES:

Management fee-Note 3(a)                                                70,579

Registration fees                                                       42,388

Custodian fees                                                          25,850

Prospectus and shareholders' reports                                    21,207

Auditing fees                                                           19,024

Shareholder servicing costs-Note 3(c)                                   18,432

Distribution fees-Note 3(b)                                             11,723

Trustees' fees and expenses-Note 3(d)                                    1,892

Legal fees                                                                 767

Loan commitment fees-Note 2                                                 66

Miscellaneous                                                           19,912

TOTAL EXPENSES                                                         231,840

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (81,908)

NET EXPENSES                                                           149,932

INVESTMENT INCOME--NET                                                   8,426
--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           521,545

Net realized gain (loss) on forward currency exchange contracts        (8,526)

NET REALIZED GAIN (LOSS)                                               513,019

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                       (565,779)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (52,760)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (44,334)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                                --------------------------------

                                                   2000(a)               1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              8,426               9,182

Net realized gain (loss) on investments           513,019             439,824

Net unrealized appreciation (depreciation)
   on investments                                (565,779)            858,600

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (44,334)          1,307,606
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (10,221)             (19,976)

Class B shares                                        --                 (858)

Class C shares                                        --                 (720)

Class R shares                                    (5,316)             (10,045)

Net realized gain on investments:

Class A shares                                  (266,622)             (13,698)

Class B shares                                   (63,647)              (2,058)

Class C shares                                   (38,555)              (1,920)

Class R shares                                   (74,667)              (5,358)

TOTAL DIVIDENDS                                 (459,028)             (54,633)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,035,675             106,274

Class B shares                                    119,238             382,720

Class C shares                                    171,633              28,662

Class R shares                                     77,220             840,540

Class T shares                                      1,000                 --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                                -------------------------------

                                                   2000(a)             1999
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                    276,454              33,571

Class B shares                                     53,213               2,809

Class C shares                                     38,413               2,640

Class R shares                                     40,457               5,520

Cost of shares redeemed:

Class A shares                                (4,999,733)              (7,946)

Class B shares                                  (266,100)             (39,350)

Class C shares                                   (68,895)              (3,128)

Class R shares                                    (1,002)            (434,300)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              477,573              918,012

TOTAL INCREASE (DECREASE) IN NET ASSETS          (25,789)           2,170,985
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             6,770,720            4,599,735

END OF PERIOD                                   6,744,931            6,770,720

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                     Year Ended October 31,
                                                 -------------------------------

                                                  2000(a)                1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                       377,459               7,938

Shares issued for dividends reinvested             20,786               2,884

Shares redeemed                                 (374,412)                (609)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      23,833               10,213
--------------------------------------------------------------------------------

CLASS B( B)

Shares sold                                         8,896               28,995

Shares issued for dividends reinvested              4,028                  242

Shares redeemed                                  (19,697)               (2,836)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (6,773)               26,401
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        12,977                2,190

Shares issued for dividends reinvested              2,906                  227

Shares redeemed                                   (5,113)                 (259)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      10,770                2,158
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         5,622               71,654

Shares issued for dividends reinvested              3,040                  474

Shares redeemed                                      (77)              (32,501)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       8,585               39,627
-------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            77                   --

A FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

B DURING THE PERIOD ENDED OCTOBER 31, 2000, 763 CLASS B SHARES REPRESENTING $10,062 WERE AUTOMATICALLY CONVERTED TO 754 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                     Year Ended October 31,
                                                                                       --------------------------------------------

CLASS A SHARES                                                                         2000            1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  13.98           11.32            12.50

Investment Operations:

Investment income--net                                                               .03(b)          .03(b)              .05

Net realized and unrealized gain (loss)
   on investments                                                                     (.10)            2.75            (1.23)

Total from Investment Operations                                                      (.07)            2.78            (1.18)

Distributions:

Dividends from investment income-net                                                  (.04)           (.07)               --

Dividends from net realized gain on investments                                       (.91)           (.05)               --

Total Distributions                                                                   (.95)           (.12)               --

Net asset value, end of period                                                        12.96          13.98              11.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( C)                                                                  (.69)           24.75          (9.44)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.00            2.00            1.19(d)

Ratio of net investment income
   to average net assets                                                                .24             .22             .39(d)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                       1.16            1.31             .92(d)

Portfolio Turnover Rate                                                               42.16           41.73           17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 4,121           4,110            3,213

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C   EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                               Year Ended October 31,
                                                                                       ----------------------------------------

CLASS B SHARES                                                                         2000           1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  13.86          11.27            12.50

Investment Operations:

Investment (loss)                                                                  (.07)(b)        (.08)(b)            (.01)

Net realized and unrealized gain (loss)
   on investments                                                                     (.10)            2.74           (1.22)

Total from Investment Operations                                                      (.17)            2.66           (1.23)

Distributions:

Dividends from investment income-net                                                     --           (.02)               --

Dividends from net realized gain on investments                                       (.91)           (.05)               --

Total Distributions                                                                   (.91)           (.07)               --

Net asset value, end of period                                                        12.78          13.86             11.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( C)                                                                 (1.42)           23.70         (9.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.75            2.75           1.64(d)

Ratio of investment (loss)
   to average net assets                                                              (.52)            (.60)         (.07)(d)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                       1.14            1.27            .92(d)

Portfolio Turnover Rate                                                               42.16           41.73          17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   799             960             483

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               Year Ended October 31,
                                                                                       ---------------------------------------

CLASS C SHARES                                                                         2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  13.87          11.27            12.50

Investment Operations:

Investment (loss)                                                                  (.06)(b)        (.07)(b)            (.01)

Net realized and unrealized gain (loss)
   on investments                                                                     (.11)            2.74           (1.22)

Total from Investment Operations                                                      (.17)            2.67           (1.23)

Distributions:

Dividends from investment income-net                                                     --            (.02)              --

Dividends from net realized gain on investments                                       (.91)           (.05)               --

Total Distributions                                                                   (.91)           (.07)               --

Net asset value, end of period                                                        12.79          13.87             11.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                 (1.42)           23.77         (9.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.75            2.75           1.64(d)

Ratio of investment (loss)
   to average net assets                                                               (.47)           (.55)         (.06)(d)

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation                                       1.17            1.31            .92(d)

Portfolio Turnover Rate                                                               42.16           41.73          17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   677             585             451

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                Year Ended October 31,
                                                                                       ---------------------------------------

CLASS R SHARES                                                                         2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.01          11.33             12.50

Investment Operations:

Investment income--net                                                               .07(b)          .08(b)              .06

Net realized and unrealized gain (loss)

   on investments                                                                     (.10)            2.74            (1.23)

Total from Investment Operations                                                      (.03)            2.82            (1.17)

Distributions:

Dividends from investment income-net                                                  (.07)           (.09)               --

Dividends from net realized gain on investments                                       (.91)           (.05)               --

Total Distributions                                                                   (.98)           (.14)               --

Net asset value, end of period                                                        13.00          14.01              11.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                      (.39)           25.12            (9.36)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.75            1.75              1.04(c)

Ratio of net investment income
   to average net assets                                                                .48             .62               .53(c)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                       1.16            1.32               .92(c)

Portfolio Turnover Rate                                                               42.16           41.73             17.71(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 1,147           1,116               453

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    Year Ended

CLASS T SHARES                                             October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  13.06

Investment Operations:

Investment income--net                                               .05(b)

Net realized and unrealized gain (loss) on investments                (.20)

Total from Investment Operations                                      (.15)

Net asset value, end of period                                        12.91
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                              (1.15)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             1.51(d)

Ratio of net investment income to average net assets                 .35(d)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                      .85(d)

Portfolio Turnover Rate                                               42.16
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     1

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Value Fund (the "fund") is a separate diversified series of Dreyfus Premier Value Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates a series company, currently offering two series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ) which is a wholly-owned subsidiary of Mellon Financial Corporation

On November 3, 1999, the Board of Trustees approved the addition of Class T shares, which became effective March 1, 2000.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (Class B shares automatically convert to Class A shares after six years), Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As  of  October 31, 2000, MBC Investment Corp., an indirect subsidiary of Mellon
Financial    Corporation,    held    the    following    shares:

           Class A       302,999            Class C               43,005

           Class B        43,015            Class R               43,448

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, cur rency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $127 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During  the  period ended October 31, 2000, as a result of permanent book to tax
differences,   the   fund   increased  accumulated  investment  loss   The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

on investments by $2,214 and increased accumulated net realized gain (loss) on investments by $11,241 and decreased paid-in capital by $13,455. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1999 through October 31, 2001, to reimburse such excess expenses of the fund to the extent that the fund's aggregate annual expenses, excluding 12b-1 distribution plan fees, shareholder service plan fees, taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of 1.75% of the value of the fund' s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $81,908 during the period ended October 31, 2000.

DSC retained $97 during the period ended October 31, 2000 from commissions earned on sales of fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing
their    shares    at    an    annual    rate    of    .75    of   1%   of   th

value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2000, Class B, Class C and Class T shares were charged $6,694, $5,027 and $2, respectively, pursuant to the Plan, of which $4,343, $3,472 and $2 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $10,786, $2,231, $1,675 an $2, respectively, pursuant to the Shareholder Services Plan of which $7,288, $1,448, $1,157 and $2 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 2000, the fund was charged $1,161 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each meeting attended
and    $500    for    telephone    meet    The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2000, amounted to $2,841,491 and $2,938,875, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value
of    the    contract    increases    between

those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2000:

                                                                 Foreign

                                                                Currency                                                Unrealized

Forward Currency Exchange Contracts                              Amounts       Cost ($)     Value ($)             Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:
Australian Dollars, expiring 11/1/2000                           16,165           8,331         8,451                         120

(b) At October 31, 2000, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $218,393, consisting of $552,179 gross unrealized appreciation and $770,572 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Value Fund (one of the Series constituting Dreyfus Premier Value Equity Funds) as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Value Fund, at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                           /s/Ernst & Young, LLP


New York, New York

December 11, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2000:

   -- the total amount of foreign taxes paid to foreign countries was $24,288

   -- the total amount of income sourced from foreign countries was $81,575

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2000 calendar year with Form 1099-DIVwhich will be mailed by January 31, 2001.

For Federal tax purposes, the fund hereby designates $.5260 per share as a long-term capital gain distribution paid on December 10, 1999.

The fund also designates .11% of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                                                             The Fund

Notes

                                                           For More Information

                        Dreyfus Premier International Value Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  173AR0010